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                                                                    EXHIBIT 10.4



                                 TELOCITY, INC.
                        2000 OUTSIDE DIRECTORS STOCK PLAN


        1.     ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

               1.1 ESTABLISHMENt. The Telocity, Inc 2000 Outside Directors Stock Plan (the "PLAN") is hereby established effective as of the effective date of the initial registration by the Company of its Stock under Section 12 of the Securities Exchange Act of 1934, as amended (the "EFFECTIVE DATE").

               1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services as Outside Directors of the Company and by creating an additional incentive for such persons to promote the growth and profitability of the Participating Company Group.

               1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan have lapsed.

        2.     DEFINITIONS AND CONSTRUCTION.

               2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                      (a) "AWARD" means any Option or Director Fee Award granted under the Plan.

                      (b) "AWARD AGREEMENT" means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of an Award granted to the Participant. An Award Agreement may be an "Outside Director Stock Option Agreement," an "Outside Director Fee Option Agreement" or an "Outside Director Stock Units Agreement."

                      (c) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

                      (d) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                      (e) "COMMITTEE" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the



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Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                      (f) "COMPANY" means Telocity, Inc., a Delaware corporation, or any successor corporation thereto.

                      (g) "CONSULTANT" means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company.

                      (h) "DIRECTOR" means a member of the Board or of the board of directors of any other Participating Company.

                      (i) "DIRECTOR FEE AWARD" means any Director Fee Option or Stock Units Award.

                      (j) "DIRECTOR FEE OPTION" means an Option granted pursuant to Section 7.

                      (k) "DIRECTOR FEES" mean an Outside Director's annual retainer fee, meeting fees and any other compensation payable with respect to such individual's Service as a Director.

                      (l) "DISABILITY" means the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant's position with the Participating Company Group because of the sickness or injury of the Participant.

                      (m) "DIVIDEND EQUIVALENT" means a credit to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by a Stock Units Award held by such Participant.

                      (n) "EMPLOYEE" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

                      (o) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                      (p) "FAIR MARKET VALUE" means, as of any date, the value of a share of Stock determined as follows:

                             (i) If, on such date, the Stock is listed on a
national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of



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Stock if the Stock is so quoted instead) as quoted on the Nasdaq National
Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date.

                             (ii) If, on such date, the Stock is not listed on a
national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

                      (q) "OPTION" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. Unless the context clearly requires otherwise, the term "Option" includes both an Option granted pursuant to Section 6 and a Director Fee Option granted pursuant to Section 7. Each Option shall be a nonstatutory stock option; that is, an option not intended to qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

                      (r) "OUTSIDE DIRECTOR" means a Director of the Company who is not an Employee or a Consultant.

                      (s) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                      (t) "PARTICIPANT" means a person who has been granted one or more Awards.

                      (u) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation.

                      (v) "PARTICIPATING COMPANY GROUP" means, at any point in time, all corporations collectively which are then Participating Companies.

                      (w) "RULE 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

                      (x) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                      (y) "SERVICE" means a Participant's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Participating Company Group or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant's Service. Furthermore, a



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Participant's Service with the Participating Company Group shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Participant's Service shall be deemed to have terminated unless the Participant's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant's Award Agreement. The Participant's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant's Service has terminated and the effective date of such termination.

                      (z) "STOCK" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

                      (aa) "STOCK UNIT" means a bookkeeping entry representing a right granted to a Participant pursuant to the terms and conditions of Section 7 to receive payment of one (1) share of Stock.

                      (bb) "STOCK UNITS AWARD" means an Award of Stock Units granted pursuant to Section 7.

                      (cc) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

               2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

        3.     ADMINISTRATION.

               3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Award shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award. At any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

               3.2 AUTHORITY OF OFFICERS. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.



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               3.3 INDEMNIFICATION. In addition to such other rights of
indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

        4.     SHARES SUBJECT TO PLAN.

               4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be four hundred thousand (400,000), cumulatively increased on January 1, 2001 and each January 1 thereafter by a number of shares of Stock (the "ANNUAL INCREASE") equal to the lesser of (a) two tenths of one percent (0.20%) of the number of shares of Stock issued and outstanding on the immediately preceding December 31, (b) one hundred fifty thousand (150,000) shares or (c) an amount determined by the Board, and shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled or if shares of Stock issued pursuant to an Award are repurchased by the Company, the shares of Stock allocable to the terminated portion of such Award or such repurchased shares of Stock shall again be available for issuance under the Plan.

               4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan, to the Annual Increase, to the Options to be granted automatically pursuant to Section 6.1 and to any outstanding Awards, and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 8.1) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the outstanding Awards to provide that such Awards shall relate to New Shares. In the event of any such amendment, the number of shares subject to outstanding Awards and the exercise price per share under outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down



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to the nearest whole number, and in no event may the exercise price of any
Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this
Section 4.2 shall be final, binding and conclusive.

        5.     ELIGIBILITY FOR PARTICIPATION.

               Only those persons who, at the time of grant, are serving as Outside Directors shall be eligible to become Participants and to be granted an Award.

        6.     TERMS AND CONDITIONS OF OPTIONS.

               Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

               6.1 AUTOMATIC GRANT. Subject to the execution by an Outside Director of an appropriate Award Agreement, Options shall be granted automatically and without further action of the Board, as follows:

                      (a) INITIAL OPTION. Each person who first becomes an Outside Director on or after the Effective Date shall be granted on the date such person first becomes an Outside Director an Option to purchase forty thousand (40,000) shares of Stock (an "INITIAL OPTION"); provided, however, that an Initial Option shall not be granted to a Director who previously did not qualify as an Outside Director but who subsequently becomes an Outside Director as a result of the termination of his or her status as an Employee or Consultant.

                      (b) ANNUAL OPTION. Each Outside Director (including any Director who previously did not qualify as an Outside Director but who subsequently becomes an Outside Director) shall be granted on the date of each annual meeting of the stockholders of the Company which occurs on or after the Effective Date (an "ANNUAL MEETING") immediately following which such person remains an Outside Director an Option to purchase ten thousand (10,000) shares of Stock (an "ANNUAL OPTION"); provided, however, that an Outside Director granted an Initial Option on, or within a period of six (6) months prior to, the date of an Annual Meeting shall not be granted an Annual Option pursuant to this Section with respect to the same Annual Meeting.

                      (c) RIGHT TO DECLINE OPTION. Notwithstanding the foregoing, any person may elect not to receive an Option pursuant to this
Section 6.1 by delivering written notice of such election to the Board no later than the day prior to the date such Option would otherwise be granted. A person so declining an Option shall receive no payment or other consideration in lieu of such declined Option. A person who has declined an Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Option would be granted pursuant to Section 6.1(a) or (b), as the case may be. This Section 6.1(c) shall not apply to the receipt of any Director Fee Option.



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               6.2 EXERCISE PRICE. The exercise price per share of Stock subject to an Option shall be the Fair Market Value of a share of Stock on the date of grant of the Option.

               6.3 EXERCISABILITY AND TERM OF OPTIONS. Each Option shall vest and become exercisable as set forth below and shall terminate and cease to be exercisable on the tenth (10th) anniversary of the date of grant of the Option, unless earlier terminated in accordance with the terms of the Plan or the Award Agreement evidencing such Option.

                      (a) INITIAL OPTIONS. Except as otherwise provided in the Plan or in the Award Agreement evidencing such Option, each Initial Option shall vest and become exercisable in four (4) substantially equal installments on each of the first four (4) anniversaries of the date of grant of the Option, provided that the Participant's Service has not terminated prior to the relevant date.

                      (b) ANNUAL OPTIONS. Except as otherwise provided in the Plan or in the Award Agreement evidencing such Option, each Annual Option shall become fully vested and exercisable on the day immediately preceding the date of the Annual Meeting next following the date of grant of the Option, provided the Participant's Service has not terminated prior to such date.

               6.4    PAYMENT OF EXERCISE PRICE.

                      (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "CASHLESS EXERCISE"), or (iv) by any combination thereof.

                      (b)    LIMITATIONS ON FORMS OF CONSIDERATION.

                             (i) TENDER OF STOCK. Notwithstanding the foregoing,
an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months or were not acquired, directly or indirectly, from the Company.



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                             (ii) CASHLESS EXERCISE. The Company reserves, at
any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

               6.5    EFFECT OF TERMINATION OF SERVICE.

                      (a) OPTION EXERCISABILITY. Subject to earlier termination of the Option as otherwise provided herein, an Option shall be exercisable after a Participant's termination of Service only during the applicable time period determined in accordance with this Section 6.5 and thereafter shall terminate:

                             (i) DISABILITY. If the Participant's Service with
the Participating Company Group terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant (or the Participant's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Award Agreement evidencing such Option (the "OPTION EXPIRATION DATE").

                             (ii) DEATH. If the Participant's Service with the
Participating Company Group terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant's legal representative or other person who acquired the right to exercise the Option by reason of the Participant's death at any time prior to the expiration of twelve
(12) months after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date. The Participant's Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant's termination of Service.

                             (iii) OTHER TERMINATION OF SERVICE. If the
Participant's Service with the Participating Company Group terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant's Service terminated, may be exercised by the Participant at any time prior to the expiration of six (6) months after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date.

                      (b) EXTENSION IF EXERCISE PREVENTED BY LAW.
Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.5(a) is prevented by the provisions of Section 10 below, the Option shall remain exercisable until the date three (3) months after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.



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                      (c)    EXTENSION IF PARTICIPANT SUBJECT TO SECTION 16(b).
Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.5(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth
(10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant's termination of Service, or (iii) the Option Expiration Date.

               6.6 TRANSFERABILITY OF OPTIONS. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant's guardian or legal representative. No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

        7.     DIRECTOR FEE AWARDS.

               7.1 EFFECTIVE DATE AND DURATION OF THIS SECTION. This Section 7 shall become effective commencing with the first calendar quarter beginning after the Effective Date and shall continue in effect for the remainder of the calendar year of the Effective Date (the "INITIAL PLAN YEAR") and each subsequent calendar year commencing during the term (as provided in Section 1.3) of the Plan (a "PLAN YEAR"). Notwithstanding any Participant's prior election pursuant to Section 7.2, no Director Fee Award shall be granted to such Participant after termination of the Plan, and all Director Fees with respect to which Director Fee Awards have not been granted prior to termination of the Plan shall thereafter be paid in cash in accordance with the Company's normal Director Fee payment procedures. However, subject to compliance with applicable law as provided in Section 10, all Director Fee Awards granted prior to termination of the Plan shall continue to be governed by and may be exercised or settled in accordance with the terms of the Plan and the Award Agreement evidencing such Director Fee Award.

               7.2 DIRECTOR FEE AWARD ELECTIONS. Each Outside Director may elect to receive Director Fee Awards in lieu of payment in cash of all or any portion not less than twenty-five percent (25%) of such Outside Director's Director Fees during the Initial Plan Year and each subsequent Plan Year (or the portion of such Plan Year following an individual's initial appointment or election as an Outside Director). For the Initial Plan Year and each subsequent Plan Year or applicable portion thereof, a Participant shall be entitled to elect one of the following alternative forms of payment of the value of the Participant's Director Fees:

                      (a) PAYMENT IN THE FORM OF A DIRECTOR FEE OPTION. If elected, that portion of the Participant's Director Fees elected by the Participant will be paid in the form of a Director Fee Option in accordance with
Section 7.5, and the balance will be paid in cash in accordance with the Company's normal Director Fee payment procedures.



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                      (b) PAYMENT IN THE FORM OF A STOCK UNITS AWARD. If
elected, that portion of the Participant's Director Fees elected by the Participant will be paid in the form of a Stock Units Award in accordance with
Section 7.6, and the balance will be paid in cash in accordance with the Company's normal Director Fee payment procedures. In connection with an election to receive a Stock Units Award, the Participant may elect an "Early Settlement Date" (as defined below) upon which the Stock Units Award will be settled in accordance with Section 7.6(c); provided, however, that upon termination of the Participant's Service prior to the Early Settlement Date, settlement shall be made as provided in Section 7.6(c). An "EARLY SETTLEMENT DATE" is a date, if any, elected by the Participant which shall be a date no sooner than January 1 of the third Plan Year following the Plan Year of the Stock Units Award. A Participant's election of an Early Settlement Date shall become irrevocable as provided in Section 7.3(b).

               7.3    TIME AND MANNER OF ELECTION.

                      (a) TIME OF ELECTION. Each Outside Director making an election pursuant to Section 7.2 shall make such election:

                             (i) for the Initial Plan Year, prior to the earlier
of (1) the date thirty (30) days following in the Effective Date or (2) the commencement of the first calendar quarter beginning after the Effective Date;

                             (ii) for each subsequent Plan Year, prior to the
first day of such Plan Year; and

                             (iii) in the case of a newly appointed or elected
Outside Director, on the date of such appointment or election for the remainder of the Initial Plan Year or subsequent Plan Year of appointment or election, as the case may be.

                      (b) ELECTION IRREVOCABLE. A Participant's elections pursuant to Section 7.2 shall become irrevocable as of the commencement of the Plan Year or portion thereof to which it applies.

                      (c) FAILURE TO TIMELY ELECT. Any Outside Director who fails to make an election in accordance with this Section for any Plan Year (or the Initial Plan Year, as the case may be) shall be deemed to have elected to receive all of such individual's Director Fees in cash in accordance with the Company's normal Director Fee payment procedures.

                      (d) MANNER OF ELECTION. Each election in accordance with this Section shall be made on a form prescribed by the Company for this purpose and shall be delivered to the Chief Financial Officer of the Company.

               7.4 AUTOMATIC GRANT OF DIRECTOR FEE AWARDS. Subject to the provisions of Section 4.1 and this Section 7, effective as of the last day of each quarter during any Plan Year (or the Initial Plan Year, as the case may be), each Participant shall be granted automatically and without further action of the Board a Director Fee Award in lieu of that portion, if any (the "ELECTED QUARTERLY FEES"), of the Director Fees earned by the Participant during such quarter



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and specified by the Participant's election under Section 7.2 for such Plan Year
(or Initial Plan Year). In accordance with the Participant's election under
Section 7.2 for the Plan Year (or Initial Plan Year), the Director Fee Award shall be either in the form of a Director Fee Option pursuant to Section 7.5 or a Stock Units Award pursuant to Section 7.6.

               7.5 DIRECTOR FEE OPTION. Each Director Fee Option shall be evidenced by a Director Fee Option Agreement specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Director Fee Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions of Section 6 to the extent not inconsistent with this Section 7 and to the terms and conditions set forth in Sections 7.5(a) through 7.5(c) below:

                      (a) EXERCISE PRICE OF DIRECTOR FEE OPTION. The exercise price per share for each Director Fee Option shall be fifty percent (50%) of the Fair Market Value of a share of Stock on the date of grant of the Director Fee Option.

                      (b) NUMBER OF SHARES SUBJECT TO DIRECTOR FEE OPTION. The number of shares of Stock subject to a Director Fee Option shall be determined by the following formula (with any resulting fractional share being disregarded):

                             X  =  A / (B x 50%)

                      where,

                             "X" is the number of shares subject to the Director Fee Option;

                             "A" is the amount of Elected Quarterly Fees in lieu of which the Director Fee Option is granted; and

                             "B" is the Fair Market Value of a share of Stock on the date of grant of the Director Fee Option.

                      (c) EXERCISABILITY AND TERM OF DIRECTOR FEE OPTION. Each Director Fee Option shall be immediately exercisable and vested in full on and after the date of grant and shall terminate and cease to be exercisable on the tenth (10th) anniversary of the date of grant of the Director Fee Option, unless earlier terminated pursuant to the terms of the Plan or the Director Fee Option Agreement.

               7.6 STOCK UNITS AWARD. Each Stock Units Award shall be evidenced by a Stock Units Agreement that shall specify the number of Stock Units to which such agreement pertains, the form and time of settlement of such Stock Units and such other provisions as the Board shall determine. Stock Units Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions set forth in Sections 7.6(a) through 7.6(d) below:

                      (a) NUMBER OF STOCK UNITS AWARDED. The number of Stock Units subject to a Stock Units Award shall be determined by the following formula (with any resulting fractional Stock Unit being disregarded):



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                             X  =  A / B

                      where,

                             "X" is the number of Stock Units subject to the Stock Units Award;

                             "A" is the amount of Elected Quarterly Fees in lieu of which the Stock Units Award is granted; and

                             "B" is the Fair Market Values of a share of Stock on the date of grant of the Stock Units Award.

                      (b) VOTING AND DIVIDEND EQUIVALENT RIGHTS. Participants shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). Prior to settlement of a Stock Units Award, such Award shall include the right to Dividend Equivalents, pursuant to which the Participant shall be credited with additional whole and/or fractional Stock Units as of the date of any payment of cash dividends with respect to the Stock occurring prior to such settlement date. Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Stock Units originally subject to the Stock Units Award. The number of such whole and/or fractional Stock Units to be credited with respect to any Stock Units Award on the date of payment of any cash dividend shall be determined by the following formula:

                             X  =  (A x B) / C

                      where,

                             "X" is the number of whole and/or fractional Stock Units to be credited with respect to the Stock Units Award;

                             "A" is the amount of cash dividends paid on one share of Stock;

                             "B" is the number of whole and fractional Stock Units subject to the Stock Units Award as of the cash dividend payment date and immediately prior to the crediting of Dividend Equivalents; and

                             "C" is the Fair Market Value of a share of Stock on the cash dividend payment date.

                      (c) SETTLEMENT OF STOCK UNITS AWARD. Subject to the provisions of Section 10 below, the Company shall issue to the Participant, within thirty (30) days following the earlier of (i) the Early Settlement Date elected by the Participant with respect to the Stock Units Award or (ii) the date of termination of the Participant's Service, a number of whole shares of Stock equal to the number of whole Stock Units subject to the Stock Units Award. Such shares of Stock shall be fully vested and shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 10 or any applicable law, rule or regulation. The Participant shall not be required to pay any additional consideration to acquire shares of Stock upon settlement of a Stock Units Award. Any fractional Stock Unit subject to the Stock Units Award shall be settled in accordance with
Section 7.8.

                      (d) NONTRANSFERABILITY OF STOCK UNITS. Prior to their settlement pursuant to Section 7.6(c), no Stock Units granted to a Participant shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except by will or by the laws of descent and distribution.

               7.7 EFFECT OF TERMINATION OF SERVICE. Notwithstanding any Participant's prior election pursuant to Section 7.2, no Director Fee Award shall be granted to such Participant after termination of such Participant's Service as an Outside Director, and all Director Fees with respect to which Director Fee Awards have not been granted prior to termination of such Participant's Service as an Outside Director shall thereafter be paid in cash in accordance with the Company's normal Director Fee payment procedures. However, subject to compliance with applicable law as provided in Section 10, all Director Fee Awards granted prior to termination of a Participant's Service shall continue to be governed by and may be exercised or settled in accordance with the terms of the Plan and the Award Agreement evidencing such Director Fee Award.

               7.8 FRACTIONAL SHARES. No fractional shares of Stock shall be issued upon the exercise of any Director Fee Option or settlement of any Stock Units Award. Upon the settlement of any Stock Units Award, the Company shall pay to the Participant cash in lieu of any fractional Stock Unit subject to the Stock Units Award in an amount equal to the Fair Market Value on the settlement date of such fractional share of Stock. Furthermore, any portion of a Participant's Elected Quarterly Fees representing a fractional share amount that would otherwise be paid in the form of a Director Fee Option or a Stock Units Award shall instead be paid in cash in accordance with the Company's normal Director Fee payment procedures.

        8.     STANDARD FORMS OF AWARD AGREEMENT.

               8.1 AWARD AGREEMENT. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Board may approve from time to time.

               8.2 AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

        9.     CHANGE IN CONTROL.

               9.1    DEFINITIONS.

                      (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

                      (b) A "CHANGE IN CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a "TRANSACTION") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(s)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

               9.2 EFFECT OF CHANGE IN CONTROL ON OPTIONS. In the event of a Change in Control, any unexercisable or unvested portions of outstanding Options and any shares acquired upon the exercise thereof held by Participants whose Service has not terminated prior to such date shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control. However, if it is determined that the provisions or operation of the preceding sentence would preclude treatment of a Change in Control as a "pooling-of-interests" for accounting purposes and provided further that in the absence of the preceding sentence such Change in Control would be treated as a "pooling-of-interests" for accounting purposes, then the preceding sentence shall be void ab initio, and the vesting and exercisability of each outstanding Option and any shares acquired upon the exercise thereof shall be determined under any other applicable provision of the Plan or the Award Agreement evidencing such Option. The exercise or vesting of any Option and any shares acquired upon the exercise thereof that was permissible solely by reason of this
Section 9.2 shall be conditioned upon the consummation of the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 9.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of
Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate.

               9.3 EFFECT OF CHANGE IN CONTROL ON STOCK UNITS. In the event of a Change in Control, the Acquiring Corporation may either assume the Company's rights and obligations under outstanding Stock Units Awards or substitute for outstanding Stock Units Awards substantially equivalent awards with respect to the Acquiring Corporation's stock. Any outstanding Stock Units Awards not assumed or substituted for by the Acquiring Corporation shall be settled in accordance with Section 7.6(c) immediately prior to the effective date of the Change in Control.

               9.4 EFFECT OF CHANGE IN CONTROL ON UNPAID DIRECTOR FEES. In the event of a Change in Control, any Director Fees with respect to which the Company has not granted either a Director Fee Option or a Stock Units Award pursuant to Section 7 prior to the effective date of the Change in Control shall be paid in cash immediately prior to such effective date.

        10.    COMPLIANCE WITH SECURITIES LAW.

               The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

        11.    TERMINATION OR AMENDMENT OF PLAN.

               The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.1 or Section 4.2) and (b) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is necessary to comply with any applicable law, regulation or rule.

        12.    MISCELLANEOUS PROVISIONS.

               12.1 TAX WITHHOLDING. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable pursuant to an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Award. Alternatively or in addition, in its discretion, the Company shall have the right to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Award. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company shall have no obligation to deliver shares of Stock until the Participating Company Group's tax withholding obligations have been satisfied by the Participant.

               12.2 PROVISION OF INFORMATION. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

               12.3 BENEFICIARY DESIGNATION. Each Participant may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of such Participant's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to his or her estate.

               12.4 UNFUNDED OBLIGATION. Any benefits payable to Participants pursuant to the Plan shall be unfunded obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan. To the extent that any person acquires a right to receive any payment from a Participating Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of such Participating Company.

        IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Telocity, Inc. Outside Directors Stock Plan as duly adopted by the Board on January 4, 2000.


                                             /s/  SCOTT MARTIN
                                             -----------------------------------
                                             Secretary